Exhibit 10.10





                            ASSET PURCHASE AGREEMENT
                                      among
                             CAMDEN HOLDINGS, INC.,
                           GENESIS HEALTH TECH, INC.,
                                       and
                               NUWAY ENERGY, INC.

                                  June 28, 2002

         This  ASSET  PURCHASE  AGREEMENT,  is made as of June  28,  2002  (this
"AGREEMENT"), among CAMDEN HOLDINGS INC, a Nevada corporation, ("CAMDEN"), GENESIS HEALTH TECH, INC, a Nevada corporation and wholly owned subsidiary of Camden ("GENESIS," and together with Camden, the "SELLERS"), and NUWAY ENERGY, INC., a Delaware corporation (the "PURCHASER").

         WHEREAS, the respective Boards of Directors of Sellers and Purchaser and the sole shareholder of each of Camden and Genesis and the majority of shareholders of Purchaser have approved the terms of this Agreement and of the transactions contemplated hereby; and

         WHEREAS, this Agreement provides for the sale by Sellers of certain intangible assets to Purchaser;

         WHEREAS,   the   Sellers   and   Purchaser   desire  to  make   certain
representations, warranties and agreements in connection with the transactions provided for herein; and

         WHEREAS, the Closing of the transactions contemplated by this Agreement will take place upon the effectiveness of the Schedule 14C Information Statement to be filed by Purchaser in compliance with the federal securities laws and regulations (the "INFORMATION STATEMENT");

         NOW,   THEREFORE,   in   consideration   of  the   premises   and   the
representations, warranties and agreements herein contained, the parties hereto agree as follows:

                             ARTICLE 1 - DEFINITIONS

DEFINITIONS. As used herein, the following terms shall have the following meanings:

          "ACQUIRED ASSETS" has the meaning specified in Section 2.01 hereof.

          "AGREEMENT" has the meaning specified in the introductory paragraph above.

         "ANCILLARY DOCUMENTS" as to any Person means all agreements, releases, certificates and other documents contemplated by this Agreement to be entered into or executed by such Person; and where a reference to a Person is made in conjunction with a reference to "ANCILLARY DOCUMENTS," the term shall refer only to such documents which such Person has entered into or executed.

          "CLOSING" has the meaning specified in Section 3.01 hereof.

         "CLOSING DATE" has the meaning specified in Section 3.01 hereof.

          "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMMON STOCK" means the common stock, par value $0.00067 per share, of Purchaser.

         "DAMAGES" has the meaning specified in Section 6.02(a) hereof.

          "ENCUMBRANCE" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, conditional sale agreement, financing statement or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest in respect of such asset.

          "GOVERNMENTAL  ENTITY"  has the  meaning  specified  in  Section  4.02 hereof.

         "INFORMATION STATEMENT" has the meaning specified in the introductory paragraph above.

         "INTELLECTUAL PROPERTY" means all of the service marks, copyrights, franchises, software (including source codes), patents, patent applications, licenses, trademarks, trade names, know-how, slogans, logotypes and other similar intangible assets maintained, owned, used, held for use or otherwise held or licensed by Genesis and/or Camden in connection with the Acquired Assets (including any and all applications, registrations, extensions and renewals relating thereto), and all of the rights, benefits and privileges associated therewith.

          "KNOWLEDGE" means, with respect to any Person, (i) actual knowledge of such Person (including the actual knowledge of the officers, directors and key employees of such Person) and (ii) actual knowledge that could have been acquired by such Person after making such due inquiry and exercising such due diligence as a prudent businessperson would have made or exercised in the management of his or her business affairs in light of the circumstances.

         "LAWS" means all applicable common law and any statute, law, code, ordinance, regulation, rule, resolution, order, determination, writ, injunction, award (including, without limitation, any award of any arbitrator), judgments and decrees applicable to the specified persons or entities and to the businesses and assets thereof.

         "LIABILITIES" means all debts, claims, agreements, liabilities and obligations (contingent or otherwise), including, without limitation, all salaries, severance payments, accounts payable, obligations incurred under license agreements, client contracts, supply contracts, leases and employment agreements, litigation claims or demands and any other obligations whether or not incurred in the ordinary course of business.

          "PERSON" means a natural person, corporation, partnership or other business entity, or any Governmental Entity.

         "PURCHASE PRICE" has the meaning specified in Section 3.02 hereof.

         "PURCHASER" has the meaning specified in the introductory paragraph above.

         "SEC" means the Securities and Exchange Commission.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SELLERS" has the meaning specified in the introductory paragraph above.

          "TAX" and "TAXES" shall mean all federal, state, local and foreign property, sales and use, payroll, withholding, franchise and income taxes and all assessments, rates, levies, fees and other governmental charges, including any interest and penalties in respect of such amounts.


           ARTICLE 2 - PURCHASE AND SALE; NO ASSUMPTION OF LIABILITIES

  PURCHASE AND SALE OF ASSETS. Subject to the terms and conditions of this Agreement and in reliance upon Sellers' representations and warranties contained herein, at the Closing Sellers will sell, convey, assign, transfer and deliver, and Purchaser will acquire the following assets of
      Genesis: software and medical database of physicians throughout the United States in CD Rom format, which database (i) provides contact information including, but not limited to, names, specialty, affiliations and medical groups associations and (ii) can be customized to include any of several fields of information including, but not limited to, geographic locations and medical specialties. The assets of Genesis as described in this
      Section 2.01 are hereinafter referred to collectively as the "ACQUIRED ASSETS."

         2.02. NO ASSUMPTION OF LIABILITIES. Purchaser shall not assume and shall have no obligation with respect to any and all obligations or Liabilities arising out of or in connection with the Acquired Assets, or any claims against Genesis and/or Camden that result from, arise under or in connection with, or are related to the Acquired Assets.


                   ARTICLE 3 - THE CLOSING; ACQUISITION PRICE

THE CLOSING. The closing of the transactions contemplated by this Agreement (the "CLOSING") shall take place at the offices of Purchaser on the date Purchaser's Information Statement is declared effective by the SEC (the "CLOSING DATE").

         3.02. THE PURCHASE PRICE. At the Closing, Purchaser shall pay to Sellers the sum of Three Hundred Thousand Dollars ($300,000), one hundred percent (100%) of which shall be paid by shares of Common Stock, based on a share value of $0.45 per share, for an aggregate of Six Hundred Sixty-Six Thousand Six Hundred Sixty-Seven (666,667) shares (the "PURCHASE PRICE").



         3.03. REGISTRATION RIGHTS. Purchaser shall use its commercially reasonable efforts to file a Form SB-2 registration statement (or such other form that it is eligible to use) in order to register the Common Stock issued pursuant to Section 3.02 for resale and distribution under the Securities Act with the Securities and Exchange Commission within 180 days of the Closing Date, and use its commercially reasonable efforts to cause such registration statement to be declared effective as soon thereafter as commercially practicable.


                   ARTICLE 4 - REPRESENTATIONS AND WARRANTIES
                                   OF SELLERS

         Sellers hereby jointly and severally represent and warrant to Purchaser as follows:

  ORGANIZATION, GOOD STANDING AND FOREIGN QUALIFICATION. Each Seller is a corporation duly incorporated and validly existing and in good standing under the laws of the State of Nevada. Each Seller is duly licensed or qualified to do business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which the character of the properties owned or leased by it therein or in which the transaction of business makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on Sellers.

AUTHORITY RELATIVE TO AGREEMENTS. Sellers have the requisite corporate power and authority to enter into this Agreement and all Ancillary Documents, and to carry out their obligations hereunder and thereunder. The execution and delivery of this Agreement and each Ancillary Document, and the consummation of the transactions provided for herein and therein, have been duly authorized by the unanimous consent of the respective Boards of Directors of Sellers and do not violate any provision of the respective Certificates of Incorporation or Bylaws of Sellers. The execution by Sellers of this Agreement and each Ancillary Document, and the consummation of the transactions provided for hereby and thereby, will not conflict with or effect a breach, violation, default, or cause an event of default, under any mortgage, lease, or other material agreement or instrument, or any statute, regulation, order, judgment or decree to which Sellers are a party or by which they are bound, or any law or governmental regulation applicable to Sellers, or require the consent of any Person
      (other than the parties to this Agreement). Without limiting the generality of the foregoing, no notices, reports or other filings are required to be made by Sellers with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by Sellers from, any government or governmental, regulatory or administrative authority or agency, domestic or foreign (each, a "GOVERNMENTAL ENTITY"), in connection with the execution and delivery of this Agreement by Sellers and the consummation by Sellers of the transactions contemplated by this Agreement and the Ancillary Documents. This Agreement and the Ancillary Documents constitute legal, valid and binding obligations of Sellers, enforceable in accordance with their terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting rights of creditors generally and general principles of equity, whether applied at law or in equity.

         4.03 TAX MATTERS. Sellers have duly and timely filed all Tax returns and reports required to be filed by Sellers prior to the Closing Date, except to the extent that any failure or alleged failure to file any Tax return or report would not have a material adverse effect on Sellers or the Acquired Assets. All of Sellers' Tax returns and reports are true and complete in all material respects. Sellers have paid all Taxes shown to be due on the aforesaid Tax returns and reports. Purchaser shall not become liable for any of Sellers' liabilities for Taxes as a result of the transactions contemplated hereby, and no unpaid Taxes of Sellers create any Encumbrance on the Acquired Assets.

         4.04. LITIGATION. There is no prosecution, suit, action, arbitration proceeding or governmental proceeding pending, or to the best Knowledge of Sellers, threatened, against or affecting Sellers or the transactions contemplated by this Agreement. There is not outstanding against Sellers any decision, judgment, decree, injunction, rule or order of any court, arbitrator or Governmental Entity.

         4.05. BROKERS. Purchaser shall not have any obligation or liability to pay any fee or other compensation to any Person engaged by Sellers in connection with this Agreement and the transactions contemplated hereby.

         4.06. TRUE COPIES. All copies of documents delivered or made available to Purchaser in connection with this Agreement are true and correct copies of the originals thereof.

         4.07. COMPLIANCE WITH LAW. Sellers are in material compliance with all federal, state and local laws, regulations and ordinances applicable to its business and operations.

         4.08. INTELLECTUAL PROPERTY. Genesis and/or Camden owns, or are licensed or otherwise possess legally enforceable rights to use the Acquired Assets and the Intellectual Property, free and clear of all Encumbrances. Sellers do not have any Knowledge and Sellers have not received any notice to the effect that (i) the use of the Acquired Assets or the Intellectual Property may infringe on any intellectual property right or other legally protectable right of another, or (ii) any Person is using any patents, copyrights, trademarks, service marks, trade names, trade secrets or similar property that are confusingly similar with the Acquired Assets or Intellectual Property. Sellers have not granted any license or other right to any other Person with respect to the Acquired Assets or Intellectual Property. To the best of Sellers' Knowledge, the consummation of the transactions contemplated by this Agreement will not result in the termination or impairment of any of the Acquired Assets or Intellectual Property. Sellers are not aware of any reason that would prevent any pending trademark, service mark, copyright, patent or other intellectual property applications required for the use of the Acquired Assets or Intellectual Property from having registration granted.

         4.09. CONFIDENTIALITY AGREEMENTS. Sellers have caused each person currently or formerly employed by Sellers (including independent contractors, if any) that has or had access to confidential information of Sellers relating primarily or exclusively to the Acquired Assets or Intellectual Property to execute and deliver to Sellers a confidentiality, non-disclosure and assignment of inventions agreement in one of the standard forms of Sellers.

         4.10. DISCLOSURE. No representation or warranty by Sellers in, and no document, statement, certificate, schedule or exhibit to be furnished or delivered to Purchaser pursuant to, this Agreement contains or will contain any material untrue or misleading statement of fact or omits or will omit any fact necessary to make the statements contained herein or therein not materially misleading.

         4.11. INVESTMENT INTENT. This Agreement is made with Sellers in reliance upon each Seller's representations to Purchaser, evidenced by each Seller's execution of this Agreement, that Sellers are acquiring the Common Stock for investment for Sellers' own accounts, not as nominee or agent, and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

         4.12. COMMON STOCK NOT REGISTERED. Each Seller understand and acknowledge that the offering of Common Stock pursuant to this Agreement will not be registered under the Securities Act on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that Purchaser's reliance upon such exemption is predicated upon Sellers' representations set forth in this Agreement. Sellers understand and acknowledge that the Common Stock must be held indefinitely unless the Common Stock is subsequently registered under the Securities Act or an exemption from such registration is available.

         4.13. KNOWLEDGE AND EXPERIENCE. Each Seller (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Sellers' prospective investment in the Common Stock; (ii) has the ability to bear the economic risk of Sellers' prospective investment;
(iii) has been furnished with and has had access to such information as Sellers have considered necessary to verify the accuracy of the information supplied;
(iv) has had all questions which have been asked by Sellers satisfactorily answered by Purchaser; and (v) has not been offered the Common Stock by any form of advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media.

         4.14. NOT ORGANIZED TO PURCHASE. Sellers have not been organized for the purpose of purchasing the Common Stock. Each Seller is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

         4.15. HOLDING REQUIREMENTS. Sellers understand that if Purchaser does not have a registration statement covering the Common Stock under the Securities Act in effect when Sellers decides to sell the Common Stock, Sellers may be required to hold the Common Stock for an indeterminate period. Sellers also understands that any sale of the Common Stock that might be made by Sellers in reliance upon Rule 144 under the Securities Act may be made only in limited amounts in accordance with the terms and conditions of that rule.

         4.16. LEGEND. Sellers understand that each certificate representing the Common Stock shall be stamped or otherwise imprinted with a legend in the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE HYPOTHECATED OR DISTRIBUTED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT, OR (B) PURSUANT TO A VALID EXEMPTION FROM SUCH REGISTRATION UNDER THE ACT AND UNDER THE SECURITIES LAW OF ANY STATE AND UPON RECEIPT BY PURCHASER OF AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO IT THAT ANY SUCH SALE IS IN COMPLIANCE WITH, OR NOT SUBJECT TO, THE ACT AND STATE SECURITIES LAWS."

         Where applicable, Purchaser shall remove such legend so as to facilitate the sale of such shares, if and to the extent applicable, pursuant to Rule 144 under the Act, provided (in the case of Rule 144 sales) that if Sellers requests such removal, Sellers shall have provided such documentation as Purchaser and its transfer agent shall reasonably require in connection therewith.


             ARTICLE 5 - REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser hereby represents and warrants to Sellers as follows:

         5.01. ORGANIZATION AND GOOD STANDING. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified would have a material adverse effect on Purchaser.

         5.02. CAPITALIZATION. The authorized capital stock of Purchaser consists of 15,000,000 shares of common stock, par value $0.00067 per share, of which 7,761,353 are issued and outstanding, and no authorized shares of preferred stock.

         5.03. AUTHORITY RELATIVE TO THIS AGREEMENT. Purchaser has the requisite corporate power and authority to enter into this Agreement and all Ancillary Documents, and to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each Ancillary Document, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by the Board of Directors of Purchaser, or an authorized Committee thereof, and do not violate any provision of the Certificate of Incorporation or Bylaws of Purchaser, and no other corporate proceedings on the part of Purchaser are necessary to authorize this Agreement and the Ancillary Documents and the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and each Ancillary Document and the consummation of the transactions provided for hereby and thereby will not conflict with or effect a breach, violation or default, or cause an event of default, under any mortgage, lease, or other material agreement or instrument, or any statute, regulation, order, judgment or decree to which it is a party or by which it is bound, or any law or governmental regulation applicable to Purchaser, or require the consent of any Person (other than the parties to this Agreement). This Agreement and the Ancillary Documents constitute the legal, valid and binding obligations of Purchaser, enforceable in accordance with their terms, except as enforcement thereof may be limited by any applicable bankruptcy, reorganization, insolvency, moratorium, or similar laws affecting rights of creditors generally and general principles of equity, whether applied at law or in equity.

         5.04. NO BROKER. Sellers shall not have any obligation or liability to pay any fee or other compensation to any Person engaged by Purchaser in connection with this Agreement and the transactions contemplated hereby.

         5.05. GOVERNMENTAL FILINGS; NO VIOLATIONS. Purchaser shall use its commercially reasonable good faith efforts to file with the SEC and have declared effective the Information Statement. Except for the Information Statement, no notices, reports or other filings are required to be made by Purchaser with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by Purchaser from, any Governmental Entity in connection with the execution and delivery of this Agreement by Purchaser and the consummation by Purchaser of the transactions contemplated by this Agreement and the Ancillary Documents.

         5.06. LITIGATION. There are no civil, criminal or administrative actions, suits, claims, hearings, investigations, arbitrations, or proceedings pending or threatened against Purchaser preventing, or which, if determined adversely to Purchaser would prevent Purchaser from consummating the transactions contemplated by this Agreement and the Ancillary Documents.

             ARTICLE 6 - SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
                                 INDEMNIFICATION



         6.01. SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF THE PARTIES. Except as provided in the next sentence, all representations and warranties made by any party hereto contained in this Agreement or in any Ancillary Document, and the indemnification obligations of each party hereto with respect to representations and warranties, shall survive for a period ending two years following the Closing Date. Notwithstanding the foregoing, the representations and warranties relating to Section 4.03 hereof, and the indemnity obligations with respect to such representations and warranties, shall remain operative and in full force and effect until the expiration of the applicable statute of limitations.

         6.02. INDEMNIFICATION BY SELLERS. Sellers hereby agree, jointly and severally, to indemnify and hold Purchaser harmless from and against any and all damages, losses, Liabilities, deficiencies, costs and/or expenses (including all reasonable legal fees, expenses and other out-of-pocket costs) (collectively, "DAMAGES") resulting from, arising out of or in connection with or related to
(1) the Acquired Assets, (2) any misrepresentation or breach of warranty on the part of Sellers or (3) non-fulfillment by Sellers of any covenant or agreement under this Agreement or any Ancillary Document; in each instance whether or not any such Damages are in connection with any action, suit, proceeding, demand or judgment of a third party (including Governmental Entities).

         6.03. INDEMNIFICATION BY PURCHASER. Purchaser hereby agrees to indemnify and hold Sellers harmless from and against any and all Damages resulting from, arising out of or in connection with or related to (1) any misrepresentation or breach of warranty on the part of Purchaser or (2) non-fulfillment by Purchaser of any covenant or agreement under this Agreement or any Ancillary Document.

                      ARTICLE 7 - CONDITIONS TO THE CLOSING

         7.01. EFFECTIVENESS OF INFORMATION STATEMENT. The Information Statement to be filed by Purchaser shall have been declared effective by the SEC.

         7.02. CONDITION TO OBLIGATIONS OF PURCHASER. The obligations of Purchaser to close the transactions contemplated hereby are subject to the satisfaction of the following condition: The representations and warranties made by Sellers in Section 4 hereof shall be true and correct when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Acquired Assets shall not have been adversely affected in any material way prior to the Closing Date.

         7.03. CONDITION TO OBLIGATIONS OF SELLERS. The obligations of Sellers to close the transactions contemplated hereby are subject to the satisfaction of the following condition: The representations and warranties made by Purchaser in
Section 5 hereof shall be true and correct when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

                             ARTICLE 8 - THE CLOSING

         At the Closing, the parties shall deliver the following documents and instruments and take the following actions:

         8.01. CLOSING PAYMENT. Purchaser shall deliver irrevocable instructions to cause to be delivered to Sellers the Purchase Price as set forth in Section
3.02 hereof. It is understood that the share certificate(s) evidencing the Common Stock will be delivered to Sellers at the Closing or as soon as thereafter as commercially practicable.

         8.02. TRANSFER OF TITLE. Each of Sellers will deliver such duly executed bills of sale as shall be appropriate to convey, transfer and assign to and to vest in Purchaser the rights, title and interest in and to the Acquired Assets, in the form set forth in Annex A hereto.

         8.03. CD ROM. Sellers will deliver to Purchaser the Acquired Assets in CD Rom format.


                        ARTICLE 9 - ADDITIONAL AGREEMENTS

         9.01. AGREEMENTS AS TO TAX MATTERS. The parties to this Agreement will cooperate fully with each other, in connection with the preparation, signing and filing of tax returns and in any administrative, judicial or other proceeding involving taxes relating to the Acquired Assets.

         9.02. POST-CLOSING DOCUMENTS. The parties hereto will cooperate with one another after Closing and, without any further consideration, will execute and deliver such other documents as shall be reasonably required after the Closing to transfer title to the Acquired Assets to Purchaser and to take any other action necessary to carry out the intent and purposes of this Agreement.

         9.03. NOTICE. Each party shall notify the others of any claim, demand, action, suit or proceeding relating to or arising in connection with, the Acquired Assets as soon as practicable after learning of such claim, demand, action, suit, or proceeding.

                         ARTICLE 10 - GENERAL PROVISIONS

         10.01. EXPENSES. Each party shall pay its own expenses (including legal and accounting costs and expenses) in connection with the negotiation, preparation and consummation of this Agreement and the Ancillary Documents, and the transactions contemplated hereby and thereby.

         10.02. GOVERNING LAW; WAIVER OF JURY TRIAL. All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of the State of California without giving effect to any choice or conflict of law provision or rule (whether in the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California. In furtherance of the foregoing, the internal law of the State of California will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily or necessarily apply.

                  BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

         10.03. SUBMISSION TO JURISDICTION. Any legal action or proceeding with respect to this Agreement or the other Ancillary Documents may be brought in the courts of the State of California and the United States of America located in the City of Los Angeles, California and, by execution and delivery of this Agreement, the Purchaser hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Seller hereby irrevocably waives, in connection with any such action or proceeding, any objection, including, without limitation, any objection to the venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions. Each Seller hereby irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at its address as set forth herein.

         10.04. HEADINGS. Article and Section headings used in this Agreement are for convenience only and shall not affect the meaning or construction of this Agreement.

         10.05. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by certified mail (return receipt requested) to the parties at the following address (or at such other address for a party as shall be specified by like notice), or if sent by telecopy to the parties at the following telecopy numbers;

                  if to Camden or Genesis:

                  Camden Holdings Inc
                  9595 Wilshire Blvd.
                  Beverly Hills, CA 90210
                  Attention:  Mark Anderson

                  if to Purchaser:

                  NuWay Energy, Inc.
                  19100 Von Karmon Ave., Suite 450
                  Irvine, CA 92612
                  Attention: Dennis Calvert

         10.06. PARTIES IN INTEREST. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors of Sellers and Purchaser.

         10.07. FINAL AGREEMENT; ENTIRE AGREEMENT. This Agreement, including any agreements set forth as an annex to any this Agreement, is the final agreement between the parties and constitutes the entire agreement between the parties hereto and supersedes all prior agreements and understandings, both written and oral, whether signed or unsigned, with respect to the subject matter hereof.

         10.08. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

         10.09. AMENDMENT. This Agreement may be amended only by an instrument in writing signed by or on behalf of each of the parties hereto.

         10.10. PREPARATION OF Agreement. Purchaser prepared this Agreement and the Ancillary Agreements solely on its behalf. Each party to this Agreement acknowledges that: (i) the party had the advice of, or sufficient opportunity to obtain the advice of, legal counsel separate and independent of legal counsel for any other party hereto; (ii) the terms of the transactions contemplated by this Agreement are fair and reasonable to such party; and (iii) such party has voluntarily entered into the transactions contemplated by this Agreement without duress or coercion. Each party further acknowledges that such party was not represented by the legal counsel of any other party hereto in connection with the transactions contemplated by this Agreement, nor was he or it under any belief or understanding that such legal counsel was representing his or its interests. Each party agrees that no conflict, omission or ambiguity in this Agreement, or the interpretation thereof, shall be presumed, implied or otherwise construed against any other party to this Agreement on the basis that such party was responsible for drafting this Agreement.


                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

                                 SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties have duly executed this Asset Purchase Agreement as of the date first written above.

                                             CAMDEN HOLDINGS INC

                                                      /s/
                                             By: _________________________
                                             Name:  Mark Anderson
                                             Title: President,


                                             GENESIS HEALTH TECH, INC


                                                      /s/
                                             By: _________________________
                                             Name:  Mark Anderson
                                             Title: President

                                             NUWAY ENERGY, INC.


                                                      /s/
                                             By: _________________________
                                             Name:  Dennis Calvert
                                             Title:  President

                                     ANNEX A

                              Form of Bill of Sale


                        GENERAL CONVEYANCE, BILL OF SALE
                                 AND ASSIGNMENT


                  THIS GENERAL CONVEYANCE, BILL OF SALE AND ASSIGNMENT, dated as of ____________, 2002 from CAMDEN HOLDINGS, INC., a Nevada corporation ("Camden"), and GENESIS HEALTH TECH, INC., a Nevada corporation ("Genesis" and, together with Camden, the "Sellers"), with respect to the sale of certain of its assets, to NUWAY ENERGY, INC., a Delaware corporation (together with its successors and assigns, the "Purchaser"), is delivered pursuant to that certain Asset Purchase Agreement, dated June 28, 2002 (the "Asset Purchase Agreement"), by and among Camden, Genesis and the Purchaser. Defined terms used herein without definition have the meanings assigned to such terms in the Asset Purchase Agreement.

                  KNOW ALL PERSONS BY THESE PRESENTS that, pursuant to the terms and conditions of the Asset Purchase Agreement and for the consideration set forth therein, the receipt and sufficiency of which are hereby acknowledged by the Sellers, the Sellers hereby sell, convey, transfer, assign, and deliver to Purchaser forever all of the Sellers' rights, title and interest in and to the Acquired Assets in accordance with Section 2.01 of the Asset Purchase Agreement.

                  TO HAVE AND TO HOLD the same unto Purchaser. Each Seller hereby constitutes and appoints Purchaser the true and lawful attorney or attorneys of such Seller, with full power of substitution, in the name of Purchaser or in the name of such Seller, but by and on behalf of and for the sole benefit of Purchaser, to demand and receive from time to time any and all of the Acquired Assets and from time to time to institute and prosecute, in the name of the Sellers or otherwise on behalf of the Sellers, any and all proceedings at law, in equity or otherwise which Purchaser may deem necessary or desirable in order to receive, collect, assert or enforce any right, title, benefit or interest of any kind in or to the Acquired Assets and to defend and compromise any and all actions, suits or proceedings in respect thereof and to do all such acts and things and execute any instruments in relation thereto as Purchaser shall deem advisable. Without limitation of any of the foregoing, the Sellers hereby authorize any authorized representative of Purchaser to endorse or assign any instrument, contract or chattel paper relating to the Acquired Assets. The Sellers agree that the foregoing appointment made and the powers hereby granted are coupled with an interest and shall be irrevocable by the Sellers.

                  All of the terms and provisions of this General Conveyance, Bill of Sale and Assignment will be binding upon the Sellers and their successors and assigns and will inure to the benefit of Purchaser; provided, that nothing in this General Conveyance, Bill of Sale and Assignment, express or implied, is intended or shall be construed to confer upon or give to any Person, firm, partnership, corporation or other entity other than Purchaser any rights or remedies under or by reason of this General Conveyance, Bill of Sale and Assignment.

                  IN WITNESS WHEREOF, each Seller has caused this instrument to be signed in its name by its representative thereunto duly authorized on the date first above written.



                                                  CAMDEN HOLDINGS, INC.



                                                  By: _________________________
       Name:  Mark Anderson
       Title:    President



                                                  GENESIS HEALTH TECH, INC.



                                                  By: _________________________
               Name:  Mark Anderson
         Title:    President







ACCEPTED AND AGREED:

NUWAY ENERGY, INC.



By: _________________________
Name:    Dennis Calvert
Title:   President